UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2017

NI Holdings, Inc.
(Exact name of registrant as specified in its charter)

North Dakota	001-37973	81-2683619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 First Avenue North Fargo, North Dakota
(Address of principal executive offices)

58102
(Zip code)

(701) 298-4200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 15, 2017, NI Holdings, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) and the shareholders of the Company approved the adoption of the NI Holdings, Inc. 2017 Stock and Incentive Plan (the “Plan”).

A summary of the Plan was included as Proposal Three in the Company’s Proxy Statement filed with the Securities and Exchange Commission on August 4, 2017 and is incorporated by reference herein. The summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders (1) elected each of the nominees listed below to the Company’s Board of Directors to serve until the 2020 Annual Meeting or until their respective successors are elected and qualified, (2) ratified the appointment of Mazars USA LLP as the Company’s independent registered public accounting firm for fiscal year 2017, and (3) approved the NI Holdings, Inc. 2017 Stock and Incentive Plan.

The following is a summary of the votes cast, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

Proposal 1: Election of Directors.

Nominees:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Michael J. Alexander	16,751,702	506,161	2,000	2,643,003
Jeffrey R. Missling	16,671,636	586,227	2,000	2,643,003

Proposal 2: Ratification of Appointment of Mazars USA LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,790,125	54,477	58,264	—

Proposal 3: Approval of the NI Holdings, Inc. 2017 Stock and Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,903,488	206,426	149,949	2,643,003

Item 7.01.	Regulation FD Disclosure.

(a) On September 15, 2017, NI Holdings, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”) and management provided an update on its operations. The presentation made to shareholders is furnished as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	NI Holdings, Inc. 2017 Stock and Incentive Plan
99.1	Management Presentation to Shareholders at the 2017 NI Holdings, Inc. Annual Meeting of Shareholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NI Holdings, Inc.

Date: September 18, 2017	By:	/s/ Michael J. Alexander
Michael J. Alexander
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	NI Holdings, Inc. 2017 Stock and Incentive Plan
99.1	Management Presentation to Shareholders at the 2017 NI Holdings, Inc. Annual Meeting of Shareholders